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                                 EXHIBIT 10.20






                     ORIGINAL DESIGN MANUFACTURER AGREEMENT

                                    between

                             TRIGEM COMPUTER, INC.

                                      and

                                EMACHINES, INC.*





                                January 24, 2000


* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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                    ORIGINAL DESIGN MANUFACTURER AGREEMENT*

     This Original Design Manufacture Agreement ("Agreement") is entered into on this 24th day of January, 2000, between TRIGEM COMPUTER, INC., a Korean corporation whose principal office is located at TriGem Computer Bldg., 45-2 Yoido-dong, Youngdeungpo-ku, Seoul 150-010, Korea ("Original Design Manufacturer" or "ODM") and EMACHINES, INC., a Delaware corporation whose principal office is located at 14350 Myford Road, Bldg. 100, Irvine, California 92606-1002, U.S.A. ("EMACHINES"). ODM and EMACHINES shall be referred collectively as "Parties" or individually as "Party." Unless otherwise noted, all capitalized terms in this Agreement shall have the meanings set forth in
Article 1.

                                  WITNESSETH:

WHEREAS, ODM and EMACHINES desire to enter into a relationship whereby ODM will manufacture, assemble and provide Support for the Products whereby the Products will be ODM's design but may incorporate certain EMACHINES Components and Third Party Components;

WHEREAS, the Parties desire the Products to be marketed and sold by EMACHINES under the EMACHINES label on a worldwide basis; and

WHEREAS, the Parties desire to set forth the terms and conditions of their relationship in this Agreement.

NOW, THEREFORE, in consideration of the mutual premises and covenants contained hereinbelow, the Parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

"Affiliate" means any EMACHINES Subsidiary, subcontractor or other third party authorized to purchase Products under this Agreement as listed in a Product Addendum.

"Annual Plan" shall have the meaning set forth in Section 3.1.

"Applicable Percentage" means LIBOR plus 3%, as adjusted on calendar quarter basis.

"Class Failure" shall have the meaning set forth in Section 8.5.

"Components" means EMACHINES Components, ODM Components and Third Party Components.

"Confidential Information" shall have the meaning in Section 13.1.




* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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"Defective Product" means any Product that does not comply with the
Specifications, the requirements of the Purchase Order, Product Addendum, or other provisions of this Agreement.

"Delivery Date" means the date specified in a Purchase Order for the delivery of Products by ODM to the Shipping Port.

"Documentation" means any user and technical materials that EMACHINES makes available for the Products.

"Effective Date" means the date this Agreement is executed by the Parties.

"EMACHINES Components" means all EMACHINES hardware, EMACHINES Software and other EMACHINES materials and Documentation that ODM will incorporate into the Products that are either provided or sold to ODM by EMACHINES or EMACHINES' designee; provided, however, that if the same components from EMACHINES' designees are being used by ODM in other products that it manufactures for its other clients, then such components shall be designated as the Third Party Component for the purposes of this Agreement.

"EMACHINES Custom Parts" means keyboards, speakers, mice, chassis, front bezel, packing boxes and Documentation which contain EMACHINES Marks purchased by ODM to fulfill a Purchase Order. For avoidance of any doubt, in the event that EMACHINES provides, whether directly or indirectly, the EMACHINES Custom Parts to ODM, then such EMACHINES Custom Parts shall be deemed to be EMACHINES Components.

"EMACHINES Property" means all property, including without limitation, models, tools, equipment, copies of designs and documentation and other materials that may be provided to ODM by EMACHINES or by a third party on EMACHINES' behalf, or separately paid for by EMACHINES for use by ODM to manufacture (but not incorporate into) Products under this Agreement. However, EMACHINES Property shall not include chassis tooling, packaging tooling and plastic molds unless such items are paid for by EMACHINES.

"Excess Components" means Components that (a) were purchased solely to fulfill a Requisition and are remaining on the last day covered by the Requisition and (b) are not scheduled to be used in the immediately following Requisition.

"Intellectual Property Rights" means all rights in patents, copyrights, trade secrets, mask works, Marks and other similar rights.

"Lead Time" means the time between the date a Purchase Order is acknowledged by ODM and the Delivery Date.

"Marks" means the trademarks, service marks, trademark and service mark applications, trade dress, trade names, logos, insignia, symbols, designs or other marks identifying a Party or its products.

"Month" means a calendar month.



* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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"ODM Components" means all ODM hardware, ODM Software, packaging materials, inserts and other ODM materials that ODM will incorporate into the Products.

"Parts" means the replacement parts, components, consumables or other products that may be supplied in conjunction with the Products.

"Price" shall have the meaning set forth in Section 5.1.

"Product Addendum" means the addendum to the description of Products and Product-specific requirements in the form attached to this Agreement as Exhibit A, and any subsequent addendum entered into between ODM and EMACHINES, containing the information required in Section 4.1.

"Products" means the finished and assembled products listed in the Product Addendum to this Agreement.

"Purchase Order" means a written or electronic purchase order issued by EMACHINES or its Affiliate to ODM for purchase of the Products.

"Shipping Port" means the shipping port stated in the Product Addendum.

"Software" means any software or firmware included or bundled with the Products.

"Software Build" means the specific operating system and bundled software packages and drivers loaded on the Products listed in each Product Addendum.

"Specifications" means the technical and functional requirements for the assembly of the Products as specified or referenced in a Product Addendum.

"Subsidiary" means an entity controlled by or under common control with a Party, through ownership or control of more than 50% of the voting power of the shares or other means of ownership or control, provided that such control continues to exist.

"Support" means ongoing maintenance and technical support by ODM for the Products as more fully described in Exhibit B.

"Term" shall have the meaning in Section 14.1.

"Third Party Components" means all third party hardware, third party Software and other third party materials that ODM procures and incorporates into the Products.

ARTICLE 2.  SALE AND PURCHASE OF PRODUCTS

Subject to the terms and conditions in this Agreement, ODM agrees to design, procure, directly or indirectly, certain Components, manufacture, assemble and provide Support for the Products, and to sell the same to EMACHINES in accordance with the terms hereof.


* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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ARTICLE 3.  ORDERS FOR PRODUCTS AND SUPPORT

3.1  Annual Plan.  The annual plan ("Annual Plan") shall set forth the projected
     -----------
     monthly breakdown of the Products required by EMACHINES. The Annual Plan for the first year of this Agreement is set forth in Exhibit F. Thereafter, the Parties shall mutually agree on revised Annual Plans for the year by January 15th of that year. The Annual Plan shall be subject to quarterly adjustment on the mutual agreement of the Parties.

3.2  Forecasts.  [*] days before the commencement of each three (3) Month
     ---------
     period, EMACHINES shall provide a three (3) Month rolling forecast of its projected purchases of Products for such quarter ("Forecast"). The Forecast shall consist of an approximation of such prospective purchases of the Products, broken down by price band, per Month in the forecasted period. Any quantities listed in any Forecast or other correspondence between the Parties are only estimates made as an accommodation for planning purposes and do not constitute EMACHINES' commitment to purchase any such quantity.

3.3  Requisitions.  [*] EMACHINES shall provide to ODM such Month's binding
     ------------
     requisition for projected purchases of the Products ("Requisition"). Immediately after the Forecast has been issued by EMACHINES in accordance with Section 3.2, the Parties shall meet and determine the Requisition for the next Month's projected purchases. ODM shall accept the Requisitions; provided that (a) Components are available to ODM to build the Products in the Requisition; and (b) the Requisition is within the capacity levels set forth in the Annual Plan. The Requisition shall consist of EMACHINES' purchases broken down by model number, price of each Product model, unit quantity and week of delivery, and shall be implemented through the issuance of Purchase Orders in accordance with Section 3.4.

3.4  Purchase Order.  [*] EMACHINES shall place a Purchase Order electronically
     --------------
     or through facsimile for purchase of Products to ODM. Each Purchase Order shall include: (i) a reference to the Product Addendum; (ii) Product unit quantity; (iii) Shipping Port; (iv) Delivery Date; (v) price of each Product model, and (vi) other instructions or requirements pertinent to the Purchase Order. The Purchase Orders for the relevant Month may exceed the Requisition [*] subject to ODM's Component availability. ODM shall use commercially reasonable efforts to manage its inventory of Components to absorb such [*] flexibility, provided that in the months of September, October and November, such flexibility shall be subject to both ODM's Component availability and ODM's production capacity, provided that capacity shall be allocated on a most favored basis.

3.5  Delivery Destination.  Unless otherwise agreed by ODM, all Products ordered
     --------------------
     through Purchase Orders shall be delivered to the Shipping Port. Subject to
     Section 6.5, ODM, at EMACHINES cost, may assist EMACHINES with shipping documentation to have the Products delivered to a location desired by EMACHINES from the Shipping Port.

3.6  Order Acknowledgment.  A Purchase Order shall be deemed to have been placed
     --------------------
     as of the date ODM acknowledges receipt of a Purchase Order electronically or through facsimile to



* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
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     EMACHINES [*] Purchase Order(s) within Lead Time requirements of this
     Agreement shall be deemed accepted upon acknowledgement by ODM. If a Purchase Order shortens the Lead Time or EMACHINES requests an adjustment to a Purchase Order, ODM will use commercially reasonable efforts to adjust the Purchase Order or accommodate such shorter Lead Time. Any reasonable costs incurred by ODM to adjust the Purchase Order or accommodate a shorter Lead Time shall be borne by EMACHINES; provided that EMACHINES has approved of such costs in advance in writing. If EMACHINES does not approve such costs, the Products shall be delivered at the originally scheduled Delivery Date.

3.7  Change in Components or Specifications.  Upon mutual agreement of the
     --------------------------------------
     Parties, EMACHINES may change EMACHINES Components or Specifications at any time prior to manufacture of corresponding Products. If such change reasonably and directly affects the Price, number of Product units or delivery schedule for the Products, an equitable adjustment shall be made provided ODM makes a written claim for an adjustment.

3.8  Materials Procurement and Liability. At the time a Requisition is made, the
     -----------------------------------
     Parties will meet and discuss whether any Components cannot reasonably be returned, sold or used for other customers of ODM in the event Components procured by ODM in reliance on a Requisition are not consumed for the Products. If ODM identifies such Components to EMACHINES, ODM shall also identify reasonable substitutes, where possible, which could be sold, returned or used by ODM for its other customers and the Parties will work together to maximize the use of such substitutes. In the event EMACHINES's Purchase Orders for the relevant Month do not match the Requisitions and Excess Components remain, [*] ("Initial Period"), ODM will use commercially reasonable efforts to mitigate damages including, without limitation, canceling Components orders, using such Components for ODM's support obligations, rescheduling Components orders, or selling Components, as well as using the Components for other Products or the products of other customers of ODM when ODM cannot sell, cancel or reschedule Components that were purchased solely to support a Requisition. EMACHINES shall either (a) compensate ODM for any Excess Components at any time after the end of the applicable Requisition; or (b) request ODM to continue holding such Excess Components for up to [*] after the Initial Period, [*] In cases where ODM cannot sell the Components to any third party for the same price as the price set forth in the Requisition, the Parties will mutually agree on an amount to be paid to ODM prior to ODM selling such Components at a lower price. ODM will sell such Components at the best commercially available price in the marketplace or according to EMACHINES's written direction and EMACHINES shall be entitled to set-off the amount received by ODM for such sale against any EMACHINES expense for which EMACHINES would otherwise be liable.

ARTICLE 4. PRODUCT ADDENDUM

4.1  New Product Addenda.  EMACHINES and ODM may, from time to time, add
     -------------------
     products to this Agreement by executing a Product Addendum. Each Product Addendum shall include the following information: (i) Product description and model number; (ii) Product number; (iii) Price components and configuration and profit percentage; (iv) Software Build; (v)


* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED
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     packaging and packing specifications; (vi) Affiliates authorized to purchase Products and Support; (vii) Shipping Port; (viii) Product specifications; (ix) tentative price; and (x) other terms and conditions as agreed by the Parties.

4.2  Precedence.  Unless a Product Addendum specifically refers to and amends a
     ----------
     term of this Agreement, the terms and conditions of this Agreement will control and take precedence over any conflicting terms in a Product Addendum.

4.3  New Products Configuration Lead Time.  EMACHINES may request a change (i)
     ------------------------------------
     in the configuration (memory, processors and mass storage) with a Lead Time of [*]; (ii) for motherboards in production with a Lead Time of [*]; and
     (iii) for new motherboards with a Lead Time of [*].

ARTICLE 5.  PRICE; PAYMENT TERMS

5.1  Price.  Subject to Section 5.2, ODM's price for the Products shall be as
     -----
     agreed upon by the Parties and tentative, non-binding price or pricing formula shall be stated in the Product Addendum ("Price"). [*] Prices shall be calculated on a "cost plus" basis, [*]:

     5.1.1  [*]

     5.1.2  [*]

     5.1.3  [*]

     5.1.4  [*]

     5.1.5  [*]

     5.1.6  [*]

     5.1.7  [*]

     5.1.8. [*]

5.2  Price Adjustments. Prices shall be agreed [*] in the Requisition, and shall
     -----------------
be based on ODM's then current cost as calculated in accordance with Section
5.1. Pricing shall take into account any inventory effects for the BOM agreed by the Parties, and shall also reflect any change in BOM cost during the previous Month.

5.3  Most Favored Pricing. The Prices shall not exceed those offered to other
     --------------------
ODM customers purchasing similar products and services in like or lesser quantities under similar terms and conditions. If ODM offers prices to other customers for like or lesser quantities during the same time period which are lower than those offered to EMACHINES, then those prices shall become available to EMACHINES at the time of availability to that other customer.


* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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5.4  Payment Terms.  After ODM has delivered the Products to the Shipping
     -------------
     Port, ODM shall transmit to EMACHINES the executed bill of lading and other shipping documents for the Products. Full payment for the Products shall be due within net [*] from the estimated arrival date to the destination port ("Due Date"). Unless otherwise instructed by ODM, all payments shall be made to ODM's Subsidiary, TriGem America Corporation ("TGA"), in United States currency, by check, money order or wire transfer (as may be agreed upon by the Parties) to an account designated by ODM or TGA. ODM shall be responsible for ensuring that TGA complies with the terms of this Agreement and ODM shall be liable to EMACHINES for any breach by TGA.

5.5  Early Payment; Late Payment.  Payment which is received by TGA or ODM,
     ---------------------------
     as the case may be, prior to the Due Date shall be discounted by ODM and credited to the account of EMACHINES at the Applicable Percentage of the Price based on the following formula:

               [*]

     Similarly, if EMACHINES is late in its payments to ODM or TGA, as the case may be, a late fee shall be assessed on the Price using the following formula:

               [*]

5.6  Taxes; Duties.  Upon delivery of the Products to the Shipping Port,
     -------------
     EMACHINES shall be wholly responsible for all applicable taxes, duties and any other fees or costs related to the Products, except for those expressly included in the Prices. In the event ODM pays for any such taxes or fees that accrue after delivery to the Shipping Port, EMACHINES shall repay ODM or its designee within ten (10) days of ODM's demand for immediate repayment of the same after presentation of documents evidencing such payment.

5.7  Price Audit. Upon prior written notice, EMACHINES or its representative may
     -----------
     inspect ODM's relevant records to confirm that EMACHINES is receiving Prices equal to or better than those offered by ODM to other customers pursuant to Section 5.3, and the accuracy of the computation of "cost" pursuant to Section 5.1. The audit shall not be performed more than once per year ("Initial Audit"), [*] Further, audits shall be conducted at a reasonable time and during normal hours of operation. If the audit reveals that ODM has not complied with the terms of Sections 5.1 and 5.3 and there has been an overcharge to EMACHINES, then ODM shall promptly pay such overcharge, without interest, to EMACHINES. If, however, the audit reveals that ODM has not complied with the terms of Sections 5.1 and 5.3 and there has been an undercharge to EMACHINES, then EMACHINES shall promptly pay such undercharge, without interest, to ODM. [*]

ARTICLE 6.  SHIPMENT

6.1  Product Labeling.  To the extent EMACHINES timely provides ODM with
     ----------------
     specific instructions on and samples of EMACHINES' current labeling requirements and Marks,


* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
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     ODM will ensure that the Products and the packaging contain such information and EMACHINES' Marks.

6.2  Complete Delivery.  All Product units specified in a Purchase Order
     -----------------
     are to be shipped complete. In the event ODM knows that only a portion of the Products will be available for shipment to meet a Delivery Date, ODM shall immediately notify EMACHINES. In such event, EMACHINES shall have the option to accept partial shipment or direct ODM to reschedule the shipment.

6.3  Option to Accept Overshipment.  If ODM ships more Product units than
     -----------------------------
     ordered, EMACHINES may accept the amount of the overshipment with payment due.

6.4  Delays.  If ODM knows it cannot meet or has missed the Delivery Date,
     ------
     ODM shall immediately notify EMACHINES of such event. ODM shall take any and all necessary actions, and EMACHINES shall inform ODM of the delivery dates to the Products affected. Such affected Products shall be shipped by air transportation or other expedient means acceptable to EMACHINES to a destination port as set forth in the bill of lading. If, however, the delay is to the extent that ODM can not meet the estimated arrival date at the destination port but reasonably believes that it can meet EMACHINES' reasonable commitment to deliver to EMACHINES' customer destination ("Commitment Destination"), then ODM shall ship the Products to the Commitment Destination by EMACHINES' required delivery dates to its customers. ODM shall pay for any resulting increase in the freight cost over that which EMACHINES would have been required to pay by the standard method of transportation. If delay has been notified to EMACHINES or has occurred, EMACHINES shall have the right to cancel any Purchase Order if
     (a) EMACHINES notifies ODM of the Commitment Destination and delivery date to the Commitment Destination and (b) (i) ODM acknowledges that it can not meet the delivery date to the Commitment Destination; or (ii) ODM misses the delivery date to the Commitment Destination. EMACHINES shall undertake commercially reasonable methods to mitigate ODM's costs associated with above described expedient delivery for the affected Products. Notwithstanding the foregoing, this Section 6.4 shall be subject to Article 12 in the event of a force majeure.

6.5  Title and Risk of Loss.  [*]
     ----------------------

6.6  Packing List.  Each delivery of Products must include a packing list
     ------------
     that contains at least: (i) EMACHINES model number; (ii) quantity of Products shipped; and (iii) date of shipment.

6.7  Packaging; Damages.  ODM shall properly package, handle and pack all
     ------------------
     Products so as to protect the Products from loss or damage, in conformance with good commercial practice, the Specifications, government regulations, and other applicable standards. Special static protection must be provided for Products requiring such packaging.



* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
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ARTICLE 7.  COMPLIANCE WITH LAWS AND REGULATIONS

7.1    Compliance with Laws and Regulations.  ODM shall comply with all
       ------------------------------------
       applicable laws and regulations applicable to the Products and/or Parts in jurisdictions in which EMACHINES sell the Products and/or the Parts. EMACHINES shall provide the jurisdictions in which the Products and/or the Parts will be sold at the time in which the Forecast is issued to ODM and shall reasonably assist ODM to comply with applicable laws and regulations. In no event shall ODM be held liable or responsible for any non-compliance with applicable laws and regulations for the jurisdictions in which EMACHINES failed to timely inform ODM.

7.2    Compliance. Subject to Section 7.1, ODM shall be responsible for
       ----------
       providing regulatory agencies and standards organizations with proof of compliance to the requirements in Section 7.1 for each Product and, as applicable, for Parts and Components associated with such Product. ODM shall mark the Products and, as applicable, the Parts and Components with regulatory, safety and standards organizations marks which signify compliance with the requirements of those organizations. Upon request by EMACHINES, ODM shall provide EMACHINES with a copy of each report issued by the foregoing agencies and organizations related to compliance testing and approvals for Products, Components and Parts. ODM will obtain the prior approval of the relevant agencies or organizations prior to implementing any change that may affect the compliance status of any Product previously approved by such agency or organization. EMACHINES shall provide any and all assistance requested by ODM to obtain such prior approval from the relevant agencies and organizations. In addition to the foregoing, ODM agrees to notify EMACHINES in writing of any change it proposes to make to any Product that affects its performance, quality or reliability.

7.3    Origin Certification; Marking.  Upon EMACHINES' request, ODM will
       -----------------------------
       provide EMACHINES with an appropriate certificate stating the country of origin for the Products. ODM shall also mark each Product, or the container if there is no room on the Product, with the country of origin in compliance with customs requirements.

7.4    WHQL Certification.  ODM warrants that the Products will meet all
       ------------------
       Microsoft Windows Hardware Qualification Laboratories certifications.

7.5    Indemnification.  Each Party shall indemnify and hold the other Party
       ---------------
       harmless from and against any claim, liability, loss, judgment, expense or cost arising from the breach or claimed breach of any of the provisions in this Article 7.

ARTICLE 8.  PRODUCT QUALITY

8.1    Quality Program.  ODM shall maintain a quality program for all
       ---------------
       Products in accordance with its current policies which has been provided to EMACHINES prior to the Effective Date and, if applicable, any additional or substitute quality requirements agreed to by the Parties. ODM will conform to the requirements of ISO 9001 at all times. ODM further represents and warrants that it currently is or will, within twelve (12) Months of the Effective Date of



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       this Agreement become certified under ISO 14000, and during the term of this Agreement will remain ISO 9001 and 14000 certified. If at any time hereafter certification under ISO 9001 is no longer generally appropriate, ODM will ensure that it is certified under another comparable or higher standard which is acceptable to EMACHINES.

8.2    Inspection of ODM Plants; Subcontractors.  Upon prior written request
       ----------------------------------------
       by EMACHINES, EMACHINES or its representatives may inspect the Products and associated manufacturing processes at ODM's plants. Inspections shall be conducted at a reasonable time and during normal hours of operation, unless such inspection disrupts the operation or business of ODM's plants. Subject to the approval of ODM's vendor or subcontractor, EMACHINES or its representatives may also inspect such vendor or subcontractor. ODM shall use commercially reasonable efforts to obtain the approval of ODM's vendor or subcontractor.

8.3    Safety Standard Changes.  ODM shall promptly notify EMACHINES if any
       -----------------------
       upgrade, substitution or other change to any ODM Component or Third Party Component is required to make the Component meet applicable safety standards or other governmental statutes, rules, orders or regulations. If an ODM Component or Third Party Component meets applicable safety standards and other governmental requirements at the time of manufacture, EMACHINES and ODM will allocate the costs of any subsequent upgrade, substitution or other required change in an equitable manner based on good faith discussions between the Parties.

8.4    Failure Rate.  A "Failure Rate" shall mean the cumulative percentage
       ------------
       of Defective Products shipped under a Product Addendum in relation to the total Products shipped under that Product Addendum. ODM and EMACHINES acknowledge that a Failure Rate set forth in a Product Addendum is expected by the Parties. If the actual Failure Rate for Products exceeds the expected rate, ODM shall provide EMACHINES with a root cause analysis and a corrective action plan within [*] working days after the occurrence of such failure.

       8.4.1     [*]

       8.4.2 The corrective action plan will describe the additional engineering and technical support that ODM will provide to bring the actual Failure Rate within the specified Failure Rate in the Product Addendum, and other necessary corrective measures as agreed to by the Parties.

8.5    Class Failures.  Unless otherwise stated in the Product Addendum, "Class
       --------------
       Failure" shall mean a cumulative return rate for a specific Product of at least [*]; provided however, defects related to Software shall only be included as a Class Failure if (i) the defect cannot be fixed by download, (ii) the defect is known as "catastrophic" such that the Product cannot perform basic functions and is inoperable, and (iii) the defect is directly attributable to ODM. A "Class Failure" occurring before the Effective Date shall mean a cumulative return rate of at least [*].


* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

8.6  Class Failure Remedies. Upon the occurrence of a Class Failure, EMACHINES
     ----------------------
shall have the remedies set forth in Exhibit B.

ARTICLE 9.  WARRANTIES

9.1  Product Warranties.  ODM warrants that all Products will be free from
     ------------------
     defects in design, material and workmanship and will conform to the Specifications and other criteria referred to in this Agreement or agreed to by the Parties in writing. The warranty period for each Product shall continue from the actual Delivery Date and continue until fifteen (15) Months thereafter. Warranty claims shall be processed in accordance with Exhibit B. ODM further warrants that all Products will:

     9.1.1  Be new, except as otherwise provided by the Parties.

     9.1.2 Be free and clear of all liens, encumbrances, restrictions, and other claims against title or ownership.

9.2  Component Warranties.  ODM warrants that all ODM Components and Third Party
     --------------------
     Components when assembled into the Product will:

     9.2.1 Conform to the Specifications, and other criteria referred to in this Agreement or agreed to by the Parties in writing.

     9.2.2  Be new, except as otherwise provided by the Parties.

     9.2.3  Be free from defects in design, material and workmanship.

     9.2.4 Be free and clear of all liens, encumbrances, restrictions, and other claims against title or ownership.

9.3  Support Warranties.  ODM will provide EMACHINES with Support for the
     ------------------
     Products as specified in the Support Terms, attached as Exhibit B, during the Term of this Agreement and notwithstanding the expiration or termination of this Agreement, [*]; provided, that separate fees will be paid by EMACHINES for Support required after the expiration of the warranty period for the Products. ODM will maintain such number of qualified personnel and Parts as are necessary to provide timely and knowledgeable maintenance and Support. ODM warrants that all Support will be provided in a professional and workmanlike manner. ODM shall not independently offer and provide support services to Product customers. However, in no event may ODM disclose EMACHINES Confidential Information or use EMACHINES Property to provide such support without EMACHINES' prior consent.

9.4  No Warranty on EMACHINE Components.  Notwithstanding any provision to the
     ----------------------------------
     contrary in this Agreement, ODM shall not be liable for any damages or losses to EMACHINES or any third party resulting from defective EMACHINES Components, except for those


* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

     EMACHINES Components which have been qualified by ODM pursuant to a test program set by ODM which ODM shall implement in connection with EMACHINES Components.

9.5  Third Party Royalties and Fees.  Unless otherwise noted in the Product
     ------------------------------
     Addendum, ODM warrants that the fees set forth in the Product Addendum are inclusive of all royalties and other fees relating to Third Party Components.

9.6  Year 2000 Compliance Warranty.  ODM warrants that all Products delivered
     -----------------------------
     under this Agreement shall perform without error, loss of data or loss of functionality arising from any failure to process, calculate, compare or sequence date data accurately. In addition, the Products will not cause any associated products or systems in which they may be used to fail in any of the ways described above. ODM shall take all reasonable actions to ensure that all of its suppliers and shipping agents and their products and services are Year 2000 Compliant.

9.7  Remedies for Breach of Warranty.  If a Product is deemed to be a Defective
     -------------------------------
     Product, the procedures set forth in Exhibit B shall apply.

9.8  Survival of Warranties.  Unless otherwise specified in the Product
     ----------------------
     Addendum, all warranties shall be effective for the term stated in Section 9.1.

9.9  DISCLAIMER; LIMITATION OF LIABILITY FOR DEFECTIVE PRODUCTS. EXCEPT AS
     ----------------------------------------------------------
     EXPRESSLY PROVIDED IN THIS AGREEMENT, AND SUBJECT TO ANY RIGHTS EMACHINES OR ITS CUSTOMERS MAY HAVE UNDER LAW THAT CANNOT BE EXCLUDED UNDER THIS AGREEMENT, ODM MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, REGARDING THE PRODUCTS AND COMPONENTS, THEIR MERCHANTABILITY OR THEIR FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS OTHERWISE PROVIDED HEREIN, ODM'S SOLE AND EXCLUSIVE LIABILITY AND EMACHINES' SOLE AND EXCLUSIVE REMEDY FOR DEFECTIVE PRODUCTS DURING THE WARRANTY PERIOD SHALL BE LIMITED TO REPAIR OR REPLACEMENT OF THE DEFECTIVE PRODUCT.

ARTICLE 10.  MARKETING AND LICENSING

10.1 Marketing Authority.  EMACHINES shall have the right to use its own
     -------------------
     business and license terms for all marketing and distribution of the Products.

10.2 No Rights in Marks.  Except as otherwise specified in Section 6.1, nothing
     ------------------
     in this Agreement shall be construed to grant either Party any rights in the Marks of the other Party. The Products shall be affixed with copyright notices sufficient to give notice as to the rights of the Parties in their respective products. As between the Parties, the exterior Product design, manuals, EMACHINES Marks, manuals and Product model names (the "EMACHINES Elements") are the property of EMACHINES. Accordingly, ODM shall not use the EMACHINES Elements except in connection with fulfillment of ODM's obligations hereunder; provided, however, that EMACHINES Elements that were used by ODM prior to

* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

     the Effective Date as set forth in Exhibit D shall continue to be used by ODM. Further ODM shall reasonably assist EMACHINES at EMACHINES's expense to provide necessary materials so that EMACHINES can have the EMACHINES Elements reproduced by itself or other manufacturers.

ARTICLE 11.  MUTUAL INFRINGEMENT INDEMNIFICATION

11.1 ODM Intellectual Property Warranty.  ODM warrants that the manufacturing
     ----------------------------------
     processes used to manufacture the Products do not and will not violate or infringe any third party Intellectual Property Rights. ODM further warrants that the ODM Components and Third Party Components do not violate or infringe any third party Intellectual Property Rights.

11.2 EMACHINES Intellectual Property Warranty.  EMACHINES warrants to ODM that
     ----------------------------------------
     EMACHINES Components do not and will not violate or infringe any third party Intellectual Property Rights.

11.3 Duty to Indemnify.  The Parties warrant to each other that neither is
     -----------------
     aware of any such facts upon which such Intellectual Property Rights infringement claims could be made (except as set forth in Exhibit E). In the event an infringement claim is filed, the Parties agree to indemnify and hold the other Party harmless, as the case may be, from and against any such claims, losses, liabilities, costs and expenses (including the actual fees of attorneys and other professionals and all related costs and expenses) the indemnified Party may incur as a result of the other Party's breach or claimed breach of its warranties in Sections 11.1, 11.2 and 11.3.

11.4 Notification of Claim.  If either Party learns of any claim or any facts
     ---------------------
     upon which a claim could be made, such Party shall immediately notify the other Party. If after such notice, the indemnifying Party does not diligently pursue resolution of the claim nor provide the indemnified Party with reasonable assurances that it will diligently pursue resolution, then the indemnified Party may, without in any way limiting its other rights and remedies, defend the claim.

11.5 Remedies For Infringing Products.  If the use or combination of any
     --------------------------------
     Product provided hereunder is enjoined and is not subject to indemnification by EMACHINES under Section 11.3 ("Infringing Product"), ODM may, in its sole discretion:

     (i) Procure for EMACHINES and its customers the right to continue using or combining the Infringing Product;

     (ii) Replace the Infringing Product with a non-infringing product of equivalent function and performance; or

     (iii) Modify the Infringing Product to be non-infringing, without detracting from function or performance.


* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

11.6  Limitations.  ODM shall be relieved of its indemnification obligations
      -----------
      under this Article 11 to the extent Section 11.2 applies or the claim arises from ODM's compliance with EMACHINES's Specifications.

ARTICLE 12. FORCE MAJEURE

12.1  Notification.  If the performance of either Party is affected by any event
      ------------
      of force majeure, including act of God, actions or directive of a court or public authority or government, war or civil disturbance, fire, explosion, flood, shortage of fuel, power, materials, disruption of transportation or communications, strikes or other labor disruption, destruction of machinery or equipment, or any other natural or man-made event beyond the reasonable control of such Party, such Party shall immediately notify the other Party, in writing, giving details of the event. For clarification purposes, an industry wide inability to obtain a Component is a force majeure event; however, other supplier shortages shall not be force majeure events.

12.2  Suspension of Performance.  The performance of the Party affected by such
      -------------------------
      force majeure shall be suspended only for as long as the event of force majeure continues, but the Parties shall consult and will use their best efforts to find alternative means of accomplishing such performance.

12.3  Commencement of Performance.  Immediately upon cessation of the event of
      ---------------------------
      force majeure, the Party affected by force majeure will notify the other Party in writing and will take steps to recommence or continue the performance that was suspended.

12.4  Disaster Recovery Plan. As of the Effective Date of this Agreement, ODM
      ----------------------
      shall have a disaster recovery plan in place and approved by EMACHINES for each Product to ensure the supply of such Products to EMACHINES is not interrupted. Such plans may include multiple sources of supply for each Component and multiple manufacturing facilities. Any changes to the disaster recovery plan shall be subject to EMACHINES's prior written concurrence.

ARTICLE 13. CONFIDENTIALITY

13.1  Definition of Confidentiality.  As used in this Article 13, Confidential
      -----------------------------
      Information shall mean any and all information exchanged by the Parties expressly marked as confidential or proprietary (or similar variations thereof), including such information which would normally be deemed confidential if not expressly marked including, but not limited to, any information concerning either Party's business operations, strategies, customers, suppliers, technology, know-how, and financial information. Confidential Information shall also include the terms and conditions as well as the existence of this Agreement.

13.2  Obligation of Confidentiality.  All Confidential Information shall be kept
      -----------------------------
      in strict confidence by the Parties and shall not be used otherwise than in connection with the implementation of the terms and conditions of this Agreement, except as follows:

* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

      (i)   to the extent it was known when received by the receiving Party;

      (ii) as it is obtained by the receiving Party from other sources without such duty as to confidentiality and non-use;

      (iii) to the extent such information is generally available to the public;

      (iv) to the extent such duty as to confidentiality and non-use is waived by the disclosing Party; or

      (v)   as may be required by court order or any governmental agency.

13.3  Survival.  The foregoing obligation as to confidentiality and non-use
      --------
      shall survive any expiration or termination of this Agreement. Upon expiration or termination of this Agreement, each Party shall promptly return to the other Party all Confidential Information (including any reproductions thereof or notes therefrom) received from such Party not within the above exceptions.

ARTICLE 14. TERM; TERMINATION

14.1  Term.  This Agreement shall commence as of the Effective Date and continue
      ----
      for two (2) years ("Term"), unless terminated earlier. After the initial Term, this Agreement will renew automatically for additional one-year periods, unless either Party provides the other Party at least one hundred and eighty (180) days written notice of its intent to terminate prior to the expiration of the initial Term or any subsequent Term.

14.2  Outstanding Orders.  All Purchase Order(s) accepted by ODM prior to the
      ------------------
      expiration of this Agreement shall be fulfilled pursuant to and subject to the terms of the Purchase Order.

14.3  Termination
      -----------

      14.3.1  Notice of Breach.  If either Party is in material breach of any
              ----------------
              provision of this Agreement, the non-breaching Party may, by notice to the breaching Party, terminate the whole or any part of this Agreement or any Purchase Order, unless the breaching Party cures the breach [*] after receipt of notice.

      14.3.2  Causes of Breach.  For purposes of Section 14.3.1 above, "breach"
              ----------------
              includes, without limitation, any:

              (1) Proceeding, whether voluntary or involuntary, in bankruptcy or insolvency by or against a Party; or the inability to pay debts as they become due (except those contested in good faith);

              (2) Appointment, with or without the other Party's consent, of a receiver or an assignee for the benefit of creditors;

* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------



              (3) Failure by ODM to deliver the Products in accordance with the requirements of this Agreement or any Purchase Order, not as a result of force majeure;

              (4) Failure by ODM to replace or repair Defective Products in a timely manner as required by Article 9;

              (5)  Failure by EMACHINES to make its payments in accordance with
                   Article 5; or

              (6) Any other failure by a Party to comply with any material provision of this Agreement with additional failure to provide the non-breaching party, upon request, with reasonable assurances of future performance.

14.4  LIMITATION OF LIABILITY. UNLESS OTHERWISE STATED IN THIS AGREEMENT,
      -----------------------
      NEITHER PARTY SHALL BE LIABLE FOR ANY SPECIAL OR CONSEQUENTIAL DAMAGES OF THE OTHER ARISING OUT OF ANY PERFORMANCE OF THIS AGREEMENT OR IN FURTHERANCE OF THE PROVISIONS OR OBJECTIVES OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 15. DISPUTE RESOLUTION

15.1  Amicable Resolution.  The Parties agree to carry out this Agreement in a
      -------------------
      spirit of mutual cooperation and good faith, and shall attempt to resolve any differences, disputes or controversies which may arise between them amicably.

15.2  Escalation.  If such negotiations and meetings do not resolve the dispute
      ----------
      within ten (10) days of written communications of the dispute, then each Party shall nominate one senior officer of the rank of Vice President, or higher, as their respective representative. The senior representatives shall meet within ten (10) days of their nomination to resolve such dispute. If the dispute is not resolved to the satisfaction of the representatives within thirty (30) days from the date of the original communication, then either Party may terminate this Agreement in whole or in part and seek arbitration under Section 15.3.

15.3  Arbitration.  Any disagreement, dispute, controversy or claim arising out
      -----------
      of or relating to this Agreement or the interpretation hereof or any arrangements relating hereto or contemplated herein or the breach, termination or invalidity hereof shall be finally settled by arbitration.

15.4  Arbitration Venue.  The arbitration shall be conducted in London, United
      -----------------
      Kingdom, and shall be conducted in accordance with the Rules of Arbitration of the International Chamber of Commerce ("ICC Rules").




* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------


15.5  Arbitrators.  The arbitral tribunal shall consist of three arbitrators.
      -----------
      One arbitrator shall be appointed by ODM, one arbitrator shall be appointed by EMACHINES, and the third arbitrator shall be appointed by mutual consent of the two appointed arbitrators.

15.6  Language.  The language used in the arbitration shall be the English
      --------
      language.

15.7  Binding Decision.  Any decision or award of the arbitral tribunal shall be
      ----------------
      final and binding upon the Parties. To the extent permitted by law, the Parties waive any rights to appeal or to review of such award by any court or tribunal. The Parties further agree that the arbitral award may be enforced against the Parties to the arbitration proceeding or their assets wherever they may be found and that a judgement upon the arbitral award may be entered in any court having jurisdiction thereof.

ARTICLE 16. GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflicts of laws provisions.

ARTICLE 17. NOTICE

17.1  Notice Address.  Any notices given hereunder shall be in writing and shall
      --------------
      be served by hand at, or by being sent by facsimile transmission or prepaid post to, the following addresses and numbers:

      To ODM:

            TRIGEM COMPUTER, INC.
            45-2 Yoido-dong, Youngdeunpo-ku
            Seoul 150-010, Korea
            Attention: J.R. Lee, Vice President
            Facsimile: 82-345-492-0466

      To EMACHINES:

            EMACHINES, INC.
            14350 Myford Road, Bldg. 100
            Irvine, California 92606-1002
            U.S.A.
            Attention: General Counsel
            Facsimile: 1-714-505-5048

17.2  Method of Notice.  Any such notice shall be deemed to be served at the
      ----------------
      time of delivery (if delivered by hand), at the time of transmission (if served by facsimile) or on the fifth (5th) working day immediately after the date of posting with an internationally recognized courier (if served by courier). Evidence that the notice was properly addressed and placed with an


* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

      internationally recognized courier shall be conclusive evidence of posting. Without prejudice to the effectiveness thereof, a notice served by facsimile shall be confirmed promptly in writing delivered by hand or sent by courier.

17.3  Change of Address.  Any Party may, by seven (7) days' written notice
      -----------------
      served to the aforesaid addresses of the other Parties, change the address or facsimile number for service referred to above.

ARTICLE 18. MISCELLANEOUS

18.1  Non-Recurring Expenses.  EMACHINES shall pay ODM certain non-recurring
      ----------------------
      expenses as contained in Exhibit C. Upon payment of the non-recurring expenses, EMACHINES shall own all rights in any work product resulting from such expenses as well as all intellectual property rights therein, and ODM agrees to provide all reasonable cooperation and assistance and execute all documents necessary to evidence or perfect EMACHINES's ownership of such rights.

18.2  Surviving Provisions.  The following provisions shall survive expiration
      --------------------
      or termination of this Agreement: Warranties in Article 9, Indemnification in Article 11, Confidential Information in Article 13, Limitation of Liability in Section 14.4, Dispute Resolution in Article 15, Governing Law in Article 16 and the miscellaneous provisions in this Article 18 (except for the proviso in Section 18.7).

18.3  Entire Agreement.  This Agreement and any attachments and exhibits
      ----------------
      attached hereto shall, as of the date of execution hereof, supersede all previous representations, understandings or agreements, oral or written, among the Parties with respect to the subject matter hereof.

18.4  Application to Prior Sales.  The provisions in Articles 1, 7, 9, 11, 13,
      --------------------------
      Section 10.2 and Section 18.3 shall apply to the relationship of the Parties prior to the Effective Date.

18.5  Waivers.  No waiver by any Party of any breach or failure to comply with
      -------
      any provision of this Agreement shall be construed as, or constitute, a continuing waiver of such provision or a waiver of any other breach of, or failure to comply with, any other provision of this Agreement.

18.6  Further Assurances.  Each of the Parties hereto agrees to execute and
      ------------------
      deliver such other documents and take such other action as may be necessary to more effectively consummate the purposes and subject matter of this Agreement.

18.7  Successors and Assigns.  This Agreement and each and every covenant, term
      ----------------------
      and condition hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns; provided, however, that neither Party may assign any of its rights or delegate any of its duties under this Agreement without obtaining the prior consent of the other Party, except that EMACHINES, in the event of a transfer or sale of all or substantially

                                                                    CONFIDENTIAL
                                                                    ------------

      all of its (a) assets related to this Agreement, or (b) its equity, shall have the right to assign this Agreement the acquiring entity without ODM's consent, provided the assignee is not a direct competitor of ODM and the assignee agrees in writing to assume EMACHINES's obligations hereunder.

18.8  Relationship.  This Agreement shall not be construed to create a
      ------------
      partnership, joint venture, agency or employment relationship between the Parties.

18.9  Amendments.  This Agreement may be amended or modified only by an
      ----------
      instrument in writing duly executed by the Parties.

18.10 Severability of Provisions.  If any term of provision of this Agreement
      --------------------------
      is for any reason found invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the validity of any remaining portion, which shall remain in full force and effect as if the invalid portion was never a part of this Agreement when it was executed.

18.11 Headings.  Headings of Articles and Sections in this Agreement are for
      --------
      convenience only and shall not substantively affect the terms of this Agreement.




* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

IN WITNESS WHEREOF, the Parties have executed this Agreement on this 24th day of January, 2000.



TRIGEM COMPUTER, INC.                    EMACHINES, INC.



By: /s/ Doo Soo Kim                    By:  /s/ Stephen Dukker
    ---------------                         -------------------
Name: Doo Soo Kim                      Name: Stephen Dukker
Title:  President                      Title: Chief Executive Officer



* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------



                                   EXHIBIT A

                                PRODUCT ADDENDUM

                         [TO BE AGREED BY THE PARTIES]


---------------------------------------------
Model Number
---------------------------------------------
Product Specification
---------------------------------------------
Tentative Price
---------------------------------------------


Price:
-----

Price Components, Configurations and Profit Percentages:  See attachment
------------------------------------------------------------------------

Software Build and Royalties:  [*]
----------------------------

Shipping Port:
--------------

Product Specifications:  See attachment
---------------------------------------

Packaging and Packing Specifications:  See attachment
-----------------------------------------------------

Affiliates Authorized to Purchase the Products and Support:
----------------------------------------------------------

Expected Products Failure Rate and Class Failure Rate:
-----------------------------------------------------   ----------

Individuals Designated for Receipt of Notices:
---------------------------------------------



EMACHINES, INC.                    TRIGEM COMPUTER, INC.
Stephen Dukker                     J. R. Lee
14350 Myford Road, Bldg. 100       Panwol Industrial Complex 603-4
Irvine, California 92606-1002      1055 Shinkil-Dong
United States of America           Ansan, Kyunggi-Do, Korea
Facsimile: 1-714-505-5048          Facsimile:  82-345-492-0466


* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------



APPROVED AND AGREED:

EMACHINES, INC.                      TRIGEM COMPUTER, INC.

By:                                  By:
   ----------------------------         -----------------------------

Name:                                Name:
     --------------------------           ---------------------------

Title:                               Title:
      -------------------------            --------------------------

Date:                                Date:
     --------------------------            --------------------------










* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------


                                   EXHIBIT B


                                 SUPPORT TERMS

     ODM and EMACHINES agree to the following terms and processes for Product Support which shall be updated and amended every six month period starting from the Effective Date:

I.  Definitions. As used in this Exhibit B, the following terms shall be defined
    -----------
    as follows:

    A.  "DF" shall mean defects found.

    B.  "NDF" shall mean no defects found.

    C. "RA" shall mean the return to EMACHINES of a specific Product by EMACHINES' resellers.

    C. "RMA" shall mean the return to EMACHINES of a specific Product by an end user during the warranty period ("User").

II.  New Programs.
     ------------
     A.  RA:  Effective April 1, 2000:

         (1) If the Product is DF, then EMACHINES shall be entitled to a full credit for the returned Product from ODM.

         (2) If the Product is NDF such that the cumulative rate of the NDF is less than [*], then EMACHINES shall be entitled to a full credit for the returned Products from ODM.

         (3) If the Product is NDF such that the cumulative rate of the NDF is [*], or more, then EMACHINES shall pay ODM [*] per returned Product unit.

     B.  RMA:  Effective May 1, 2000

         (1)  If the Product is DF, [*].

         (2)  If the Product is NDF, [*].

         (3)  [*]

III. Old Programs. For Products returned prior to April 1, 2000 (for RA) and May 1, 2000 (for RMA), the following shall apply for both RA and RMA:

     A.  If the Product is DF:



* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------

        1. and the age of the Product is less than [*] from the Delivery Date, EMACHINES shall be entitled to a credit equal to [*] of the relevant invoice Price and EMACHINES shall receive a refurbished Product; or

        2. and the age of the Product is 120 days or more from the Delivery Date, EMACHINES shall be entitled to a refurbished Product only.

    B. If the Product is NDF, then EMACHINES shall pay TGA the amount of [*] and ODM shall provide EMACHINES with a refurbished Product.

    C. Weekly Status Reports. EMACHINES shall provide ODM and TGA with accurate records of RA on a [*] basis.

IV. Class Failures

    A. Recall. From the Effective Date, in the event EMACHINES deems a specific Product model or certain Product batch (those Products that can be identified by a sequence of serial numbers or other reasonable method) to be a Class Failure, EMACHINES, after consultation with ODM, may [*].

    B. Old Class Failures. In the event of a Class Failure prior to the Effective Date, regardless whether DF or NDF, then EMACHINES shall be entitled to [*].

V.  Additional Terms

    1. ODM and TGA shall only accept Defective Products from EMACHINES or Users at EMACHINES' directions.

    2. Unless otherwise stated in Article 9 (Warranties), the Support Terms and the relevant Product Addendum, ODM shall be responsible for all costs to repair or replace Defective Products and Parts.

    3.  [*]

    4. ODM and TGA, as applicable, shall provide EMACHINES with weekly reports on Product repair. The format of such reports will be mutually agreed upon by ODM and EMACHINES.

    5. For a period of [*] after the last Product is delivered to the Shipping Port by ODM, inclusive of the applicable warranty period, ODM or its Subsidiary will provide return-to-factory repair or replacement of Defective Products and Parts for EMACHINES' customers on a per incident basis at a charge to be determined by EMACHINES and ODM prior to the date the Products are delivered to the Shipping Port. Such agreement may be set forth in the Product Addendum.


* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------


    6. ODM agrees to maintain adequate service personnel and stock of the original Parts or their functional equivalent to ensure compliance with the requirements of this Exhibit B.

    7. ODM agrees to provide EMACHINES' support team with bill of materials and any updates to it during the support life of each Product listed in Product Addenda.

    8. Upon request by EMACHINES, ODM shall disclose its inspection process used to determine whether a returned Product is a Defective Product to EMACHINES, and shall permit EMACHINES and its representatives to inspect such process and audit any documentation related to such process or the determination of whether any Product returned hereunder is defective.

    9.  [*]

    10. [*]






* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------


                                    EXHIBIT C

                             NON-RECURRING EXPENSES

                         [TO BE AGREED BY THE PARTIES]

ODM and EMACHINES have agreed that EMACHINES shall reimburse ODM or TGA for the following non-recurring expenses that ODM has incurred on EMACHINES' behalf :

Packaging Tooling:    US$ [to be determined]
Certification Fees:   US$ [to be determined]
Chassis Tooling:      US$ [to be determined]







* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------


                                    EXHIBIT D

                       Description of Continued Use Model




















* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL
                                                                    ------------



                                   EXHIBIT E

                            [TO BE COMPLETED BY ODM]

Intellectual Infringement Disclosure





















* CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.